Exhibit 99.1

LSC COMMUNICATIONS REPORTS SECOND-QUARTER 2017 RESULTS AND UPDATES FULL-YEAR 2017 GUIDANCE

Chicago, August 3, 2017 – LSC Communications, Inc. (NYSE: LKSD) today reported financial results for the second quarter of 2017.

2Q 2017 Highlights:

•	Net sales of $848 million compared to $906 million in the second quarter of 2016

•	GAAP net income of $5 million, or $0.12 per diluted share

•	Non-GAAP net income of $21 million, or $0.59 per diluted share

•	Non-GAAP adjusted EBITDA of $82 million, or 9.7% of net sales, compared to $93 million, or 10.3% of net sales, in the second quarter of 2016

•	Company updates full-year 2017 guidance

“In spite of disappointing educational book demand, we are pleased with our overall operating performance in the second quarter, which reflects our strong focus on productivity and cost control. As expected, we saw a significant improvement in our earnings trend compared to recent quarters,” said Thomas J. Quinlan III, LSC Communications’ Chairman and Chief Executive Officer. “We are excited to have the talented people of Fairrington Transportation on board and look forward to CREEL Printing joining LSC Communications in the near future. We are updating our full year guidance to reflect the expected impact of these acquisitions and ongoing trends in our business.”

Net Sales

Second quarter net sales were $848 million, down $58 million, or 6.4%, from the second quarter of 2016. After adjusting for the December 2, 2016 acquisition of Continuum and the March 1, 2017 acquisition of Hudson Yards, changes in foreign exchange rates, and pass-through paper sales, organic net sales decreased 6.8% from the second quarter of 2016. The decrease in organic net sales was due to lower volume and price declines in both the Print and Office Products segments.

GAAP Net Income

Second quarter 2017 net income was $5 million, or $0.12 per diluted share, compared to net income of $28 million, or $0.87 per diluted share, in the second quarter of 2016. The second quarter of 2017 included $17 million of interest expense primarily related to debt issued in connection with the October 1 separation from RR Donnelley & Sons Company, while no interest expense was allocated to LSC Communications in the second quarter of 2016. The effective tax rate for the second quarter of 2017 reflected tax benefits associated with the reorganization of certain entities. Also, second quarter net income included net of tax charges of $16 million and $3 million in 2017 and 2016, respectively, both of which are excluded from the presentation of non-GAAP net income. Additional details regarding the amount and nature of these adjustments and other items are included in the attached schedules.

Non-GAAP Adjusted EBITDA and Non-GAAP Net Income

Non-GAAP adjusted EBITDA in the second quarter of 2017 was $82 million, or 9.7% of net sales, compared to $93 million, or 10.3% of net sales, in the second quarter of 2016. The decrease in non-GAAP adjusted EBITDA was primarily due to volume declines and price pressure in the Print and Office Products segments as well as product mix within the Print segment, partially offset by ongoing productivity and cost control initiatives.

LSC COMMUNICATIONS REPORTS FIRST-QUARTER 2017 RESULTS AND REAFFIRMS FULL-YEAR GUIDANCE

Non-GAAP net income totaled $21 million, or $0.59 per diluted share, in the second quarter of 2017 compared to non-GAAP net income in the second quarter of 2016 of $31 million, or $0.97 per diluted share. The second quarter of 2017 included $17 million of interest expense primarily related to debt issued in connection with the separation from RR Donnelley, while no interest expense was allocated to LSC Communications in the second quarter of 2016. The non-GAAP effective tax rate for the second quarter of 2017 reflected tax benefits associated with the reorganization of certain entities. Reconciliations of net income to non-GAAP adjusted EBITDA and non-GAAP net income are presented in the attached schedules.

2017 Guidance

The Company’s updated full-year guidance for 2017, in the table below, includes the impact of its announced acquisitions:

	Current Guidance	Previous Guidance
Net sales	$3.55 to $3.60 billion	$3.55 to $3.65 billion
Non-GAAP adjusted EBITDA margin	9.60% to 10.00%	9.75% to 10.25%
Depreciation and amortization	$155 to $165 million	$155 to $165 million
Interest expense	$68 to $72 million	$68 to $72 million
Non-GAAP effective tax rate	33% to 36%	33% to 36%
Capital expenditures	$60 to $65 million	$60 to $65 million
Free cash flow (1)	$125 to $155 million	$125 to $155 million

(1)	Free cash flow is defined as net cash provided by operating activities less capital expenditures

Certain components of the guidance given in the table above are provided on a non-GAAP basis only, without providing a reconciliation to guidance provided on a GAAP basis. Information is presented in this manner, consistent with SEC rules, because the preparation of such a reconciliation could not be accomplished without “unreasonable efforts.” The Company does not have access to certain information that would be necessary to provide such a reconciliation, including non-recurring items that are not indicative of the Company’s ongoing operations. Such items include, but are not limited to, restructuring charges, impairment charges, pension settlement charges, acquisition-related expenses, gains or losses on investments and business disposals, losses on debt extinguishment and other similar gains or losses not reflective of the Company’s ongoing operations. The Company does not believe that excluding such items is likely to be significant to an assessment of the Company’s ongoing operations, given that such excluded items are not indicators of business performance.

Conference Call

LSC Communications will host a conference call and simultaneous webcast to discuss its second-quarter results today, Thursday, August 3, at 10:00 a.m. Eastern Time (9:00 a.m. Central Time). The live webcast will be accessible on LSC Communications’ web site: www.lsccom.com. Individuals wishing to participate must register in advance at the following link. After registering, participants will receive dial-in numbers, a passcode, and a link to access the live event. A webcast replay will be archived on the Company’s web site for 90 days after the call.

LSC COMMUNICATIONS REPORTS FIRST-QUARTER 2017 RESULTS AND REAFFIRMS FULL-YEAR GUIDANCE

About LSC Communications

With a rich history of industry experience, innovative solutions and service reliability, LSC Communications (NYSE: LKSD) is a global leader in print and digital media solutions. Our traditional and digital print-related services and office products serve the needs of publishers, merchandisers and retailers around the world. With advanced technology and a consultative approach, our supply chain solutions meet the needs of each business by getting their content into the right hands as efficiently as possible.

For more information about LSC Communications, visit www.lsccom.com.

Investor Contact

Janet M. Halpin, Senior Vice President, Treasurer & Investor Relations

E-mail: investor.relations@lsccom.com

Tel: 773.272.9275

Use of non-GAAP Information

This news release contains certain non-GAAP measures. The Company believes that these non-GAAP measures, such as non-GAAP adjusted EBITDA, non-GAAP net income and free cash flow, when presented in conjunction with comparable GAAP measures, provide useful information about the Company’s operating results and liquidity and enhance the overall ability to assess the Company’s financial performance. The Company uses these measures, together with other measures of performance under GAAP, to compare the relative performance of operations in planning, budgeting and reviewing the performance of its business. Non-GAAP adjusted EBITDA, non-GAAP net income and free cash flow allow investors to make a more meaningful comparison between the Company’s core business operating results over different periods of time. The Company believes that non-GAAP adjusted EBITDA, non-GAAP net income and free cash flow, when viewed with the Company’s results under GAAP and the accompanying reconciliations, provides useful information about the Company’s business without regard to potential distortions. By eliminating potential differences in results of operations between periods caused by factors such as depreciation and amortization methods, historic cost and age of assets, financing and capital structures, taxation positions or regimes, restructuring, impairment and other charges and gain or loss on certain equity investments and asset sales, the Company believes that non-GAAP adjusted EBITDA and non-GAAP net income can provide useful additional basis for comparing the current performance of the underlying operations being evaluated. By adjusting for the level of capital investment in operations, the Company believes that free cash flow can provide useful additional basis for understanding the Company’s ability to generate cash after capital investment and provides a comparison to peers with differing capital intensity.

Forward-Looking Statements

This news release may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this news release and are based on current expectations and involve a number of assumptions, risks

LSC COMMUNICATIONS REPORTS FIRST-QUARTER 2017 RESULTS AND REAFFIRMS FULL-YEAR GUIDANCE

and uncertainties that could cause the actual results to differ materially from such forward-looking statements, including risks associated with the ability of LSC Communications to perform as expected as a separate, independent entity and risks associated with the volatility and disruption of the capital and credit markets, and adverse changes in the global economy. Readers are strongly encouraged to read the full cautionary statements contained in LSC’s filings with the SEC. LSC disclaims any obligation to update or revise any forward-looking statements.

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2017 RESULTS

LSC Communications, Inc.

Condensed Consolidated and Combined Balance Sheets

As of June 30, 2017 and December 31, 2016

(in millions, except share and per share data)

(UNAUDITED)

	June 30, 2017	December 31, 2016
Assets

Cash and cash equivalents	$98	$95
Receivables, less allowances for doubtful accounts of $10 in 2017 (2016: $10)	582	667
Inventories	200	193
Prepaid expenses and other current assets	30	21

Total Current Assets	910	976

Property, plant and equipment - net	575	608
Goodwill	88	84
Other intangible assets - net	123	131
Deferred income taxes	58	57
Other noncurrent assets	97	96

Total Assets	$1,851	$1,952

Liabilities

Accounts payable	$277	$294
Accrued liabilities	211	237
Short-term and current portion of long-term debt	26	52

Total Current Liabilities	514	583

Long-term debt	718	742
Pension liabilities	253	279
Deferred income taxes	1	2
Other noncurrent liabilities	102	106

Total Liabilities	1,588	1,712

Commitments and Contingencies

Equity

Common stock, $0.01 par value
Authorized: 65,000,000 shares;
Issued: 33,482,459 shares in 2017 (2016: 32,449,669)	—	—
Additional paid-in capital	784	770
(Accumulated deficit) retained earnings	(12)	1
Accumulated other comprehensive loss	(508)	(531)
Treasury stock, at cost: 34,727 shares in 2017	(1)	—

Total Equity	263	240

Total Liabilities and Equity	$1,851	$1,952

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2017 RESULTS

LSC Communications, Inc.

Condensed Consolidated and Combined Statements of Income

For the Three and Six Months Ended June 30, 2017 and 2016

(in millions, except per share data)

(UNAUDITED)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2017	2016	2017	2016
Net sales	$848	$906	$1,669	$1,786

Cost of sales (1)	705	745	1,397	1,467
Selling, general and administrative expenses (SG&A) (1)	64	68	129	130
Restructuring, impairment and other charges - net	21	5	27	8
Depreciation and amortization	39	44	79	90

Income from operations	19	44	37	91

Interest expense (income) -net	16	(1)	33	(1)
Investment and other expense-net	—	1	—	1

Income before income taxes	3	44	4	91

Income tax (benefit) expense	(2)	16	—	32

Net income	$5	$28	$4	$59

Net earnings per common share (2):
Basic net earnings per share	$0.13	$0.87	$0.11	$1.82
Diluted net earnings per share	$0.12	$0.87	$0.11	$1.82

Dividends declared per common share	$0.25	$—	$0.50	$—

Weighted average number of common shares outstanding:
Basic	33.5	32.4	33.1	32.4
Diluted	33.8	32.4	33.4	32.4

Additional information:
Gross margin (1)	16.9%	17.8%	16.3%	17.9%
SG&A as a % of net sales (1)	7.5%	7.5%	7.7%	7.3%
Operating margin	2.2%	4.9%	2.2%	5.1%
Effective tax rate	(91.3%)	36.8%	(3.8%)	35.3%

(1)	Exclusive of depreciation and amortization
(2)	On October 1, 2016, R. R. Donnelley & Sons Company (“RRD”) distributed approximately 26.2 million shares of LSC Communications common stock to RRD shareholders. RRD retained an additional 6.2 million shares that were sold on March 28, 2017. For the three and six months ended June 30, 2016, basic and diluted earnings per share and the average number of shares outstanding were retrospectively restated for the number of LSC Communications, Inc. shares outstanding immediately following the separation, 32.4 million shares.

LSC COMMUNICATIONS REPORTS SECOND-QUARTER 2017 RESULTS

LSC Communications, Inc.

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Three and Twelve Months Ended June 30, 2017 and 2016

(in millions)

(UNAUDITED)

	For the Twelve Months Ended	For the Three Months Ended
	June 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
GAAP net income (loss)	$51	$5	$(1)	9	38

Adjustments:
Restructuring, impairment and other charges - net (1)	37	21	6	7	3
Separation-related transaction expenses (2)	8	2	1	4	1
Acquisition-related expenses (3)	1	1	—	—	—
Depreciation and amortization	160	39	40	41	40
Interest expense -net	52	16	17	18	1
Income tax expense (benefit)	19	(2)	2	1	18

Total Non-GAAP adjustments	277	77	66	71	63

Non-GAAP adjusted EBITDA	$328	$82	$65	$80	$101

Net sales	$3,537	$848	$821	$919	$949
Non-GAAP adjusted EBITDA margin %	9.3%	9.7%	7.9%	8.7%	10.6%

	For the Twelve Months Ended	For the Three Months Ended
	June 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015

GAAP net income	$112	$28	$31	$38	$15

Adjustments:
Restructuring, impairment and other charges - net (1)	38	5	3	5	25
Pension settlement charge (4)	1	1	—	—	—
Purchase accounting inventory adjustments (5)	8	—	—	1	7
Depreciation and amortization	185	44	46	47	48
Interest income	(2)	(1)	—	—	(1)
Income tax expense	83	16	16	20	31

Total Non-GAAP adjustments	313	65	65	73	110

Non-GAAP adjusted EBITDA	$425	$93	$96	$111	$125

Net sales	$3,789	$906	$880	$1,004	$999
Non-GAAP adjusted EBITDA margin %	11.2%	10.3%	10.9%	11.1%	12.5%

(1)	Restructuring, impairment and other charges- net: Pre-tax charges for employee termination costs, lease termination, other costs, multi-employer pension plan withdrawal obligations, and impairment of intangible assets and other long-lived assets.
(2)	Separation-related transaction expenses: One-time transaction expenses associated with the separation from RRD.
(3)	Acquisition-related expenses: Related to legal, accounting and other expenses associated with contemplated acquisitions.
(4)	Pension settlement charge: Pre-tax charge recognized for lump-sum pension settlement payments.
(5)	Purchase accounting inventory adjustments: Recognition of charges as a result of inventory purchase accounting adjustments.

LSC COMMUNICATIONS REPORTS SECOND-QUARTER

LSC Communications, Inc.

Reconciliation of GAAP to Non-GAAP Measures

For the Three Months Ended June 30, 2017 and 2016

(in millions, except per share data)

(UNAUDITED)

	For the Three Months Ended June 30, 2017		For the Three Months Ended June 30, 2016
	Net income	Net income per diluted share	Net income	Net income per diluted share
GAAP basis measures	$5	$0.12	$28	$0.87

Non-GAAP adjustments:

Restructuring, impairment and other charges - net (1)	14	0.42	3	0.10
Separation-related transaction expenses (2)	1	0.03	—	—
Acquisition-related expenses (3)	1	0.02	—	—

Total Non-GAAP adjustments	16	0.47	3	0.10

Non-GAAP measures	$21	$0.59	$31	$0.97

(1)	Restructuring, impairment and other charges - net: Operating results for the three months ended June 30, 2017 and 2016 were affected by the following pre-tax restructuring charges of $21 million ($14 million after-tax) and $5 million ($3 million after-tax), respectively:

	For the Three Months Ended June 30,
	2017	2016
Other restructuring charges (a)	$17	$1
Employee termination costs (b)	3	2
Impairment charges (c )	—	1
Other charges (d)	1	1

Total restructuring, impairment and other charges - net	$21	$5

(a)	For the three months ended June 30, 2017, the charges primarily resulted from a terminated supplier contract and the exit from certain operations and facilities. For the three months ended June 30, 2016, other restructuring charges include lease termination and other facility costs.
(b)	For the three months ended June 30, 2017, employee-related termination costs resulted from the announcement of one facility closure in the Print segment and the reorganization of certain business units and corporate functions. For the three months ended June 30, 2016, employee-related termination costs resulted from the announcement of one facility closure in the Print segment and the reorganization of certain operations.
(c)	Includes net impairment charges related to buildings, machinery and equipment associated with facility closings.
(d)	Other charges related to the Company’s multi-employer pension plan withdrawal obligations unrelated to facility closures.
(2)	Separation-related transaction expenses: Includes pre-tax charges of $2 million ($1 million after-tax) for one-time transaction expenses associated with the separation from RRD for the three months ended June 30, 2017.
(3)	Acquisition-related expenses: Includes pre-tax charges of $1 million ($1 million-after tax) for legal, accounting and other expenses associated with contemplated acquisitions.

Note:	The income tax impact is calculated using the tax rate in effect for the non-GAAP adjustments.

LSC COMMUNICATIONS REPORTS SECOND-QUARTER 2017 RESULTS

LSC Communications, Inc.

Reconciliation of GAAP to Non-GAAP Measures

For the Six Months Ended June 30, 2017 and 2016

(in millions, except per share data)

(UNAUDITED)

	For the Six Months Ended June 30, 2017		For the Six Months Ended June 30, 2016
	Net income	Net income per diluted share	Net income	Net income per diluted share
GAAP basis measures	$4	$0.11	$59	$1.82

Non-GAAP adjustments:

Restructuring, impairment and other charges - net (1)	17	0.52	5	0.16
Separation-related transaction expenses (2)	2	0.06	—	—
Acquisition-related expenses (3)	1	0.02	—	—
Income tax adjustments (4)	1	0.03	—	—

Total Non-GAAP adjustments	21	0.63	5	0.16

Non-GAAP measures	$25	$0.74	$64	$1.98

(1)	Restructuring, impairment and other charges—net: Operating results for the six months ended June 30, 2017 and 2016 were affected by the following pre-tax restructuring charges of $27 million ($17 million after-tax) and $8 million ($5 million after-tax), respectively:

	For the Six Months Ended June 30,
	2017	2016
Other restructuring charges (a)	$18	$3
Employee termination costs (b)	7	2
Impairment charges (c )	—	1
Other charges (d)	2	2

Total restructuring, impairment and other charges - net	$27	$8

(a)	For the six months ended June 30, 2017, the charges primarily resulted from a terminated supplier contract and the exit from certain operations and facilities. For the six months ended June 30, 2016, other restructuring charges include lease termination and other facility costs.
(b)	For the six months ended June 30, 2017, employee-related termination costs resulted from the announcement of one facility closure in the Print segment and the reorganization of certain business units and corporate functions. For the six months ended June 30, 2016, employee-related termination costs resulted from the announcement of one facility closure in the Print segment and the reorganization of certain operations.
(c)	Includes net impairment charges related to buildings, machinery and equipment associated with facility closings.
(d)	Other charges related to the Company’s multi-employer pension plan withdrawal obligations unrelated to facility closures.
(2)	Separation-related transaction expenses: Includes pre-tax charges of $3 million ($2 million after-tax) for one-time transaction expenses associated with the separation from RRD for the six months ended June 30, 2017.
(3)	Acquisition-related expenses: Includes pre-tax charges of $1 million ($1 million-after tax) for legal, accounting and other expenses associated with contemplated acquisitions.
(4)	Income tax adjustments: Included a tax expense of $1 million that was recorded due to the unfavorable impact associated with share-based compensation awards that lapsed during the six months ended June 30, 2017.

Note:	The income tax impact is calculated using the tax rate in effect for the non-GAAP adjustments.

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2017 RESULTS

LSC Communications, Inc.

Segment GAAP to Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Three Months Ended June 30, 2017 and 2016

(in millions)

(UNAUDITED)

	Print	Office Products	Corporate	Consolidated
For the Three Months Ended June 30, 2017
Net sales	$723	$125	$—	$848
Income (loss) from operations	22	12	(15)	19
Operating margin %	3.0%	9.6%	nm	2.2%

Non-GAAP Adjustments
Depreciation and amortization	36	3	—	39
Restructuring charges - net	5	—	15	20
Other charges	1	—	—	1
Separation-related transaction expenses	—	—	2	2
Acquisition-related expenses	—	—	1	1

Total Non-GAAP adjustments	42	3	18	63

Non-GAAP Adjusted EBITDA	$64	$15	$3	$82
Non-GAAP Adjusted EBITDA margin %	8.9%	12.0%	nm	9.7%

Capital expenditures	$12	$2	$1	$15

For the Three Months Ended June 30, 2016
Net sales	$764	$142	$—	$906
Income from operations	34	13	(3)	44
Operating margin %	4.5%	9.2%	nm	4.9%
Investment and other expense-net	—	—	1	1

Non-GAAP Adjustments
Depreciation and amortization	39	4	1	44
Restructuring charges - net	3	—	—	3
Impairment charges-net	1	—	—	1
Other charges	1	—	—	1
Pension settlement charge	—	—	1	1

Total Non-GAAP adjustments	44	4	2	50

Non-GAAP Adjusted EBITDA	$78	$17	$(2)	$93
Non-GAAP Adjusted EBITDA margin %	10.2%	12.0%	nm	10.3%

Capital expenditures	$6	$1	$—	$7

nm	Not meaningful

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2017 RESULTS

LSC Communications, Inc.

Segment GAAP to Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Six Months Ended June 30, 2017 and 2016

(in millions)

(UNAUDITED)

	Print	Office Products	Corporate	Consolidated
For the Six Months Ended June 30, 2017
Net sales	$1,433	$236	$—	$1,669
Income (loss) from operations	34	21	(18)	37
Operating margin %	2.4%	8.9%	nm	2.2%

Non-GAAP Adjustments
Depreciation and amortization	71	7	1	79
Restructuring charges - net	9	1	15	25
Separation-related transaction expenses	—	—	3	3
Acquisition-related expenses	—	—	1	1
Other charges	2	—	—	2

Total Non-GAAP adjustments	82	8	20	110

Non-GAAP Adjusted EBITDA	$116	$29	$2	$147
Non-GAAP Adjusted EBITDA margin %	8.1%	12.3%	nm	8.8%

Capital expenditures	$32	$2	$2	$36

For the Six Months Ended June 30, 2016
Net sales	$1,516	$270	$—	$1,786
Income from operations	66	27	(2)	91
Operating margin %	4.4%	10.0%	nm	5.1%
Investment and other expense-net	—	—	1	1

Non-GAAP Adjustments
Depreciation and amortization	80	8	2	90
Restructuring charges - net	5	—	—	5
Other charges	2	—	—	2
Impairment charges-net	1	—	—	1
Pension settlement charge	—	—	1	1

Total Non-GAAP adjustments	88	8	3	99

Non-GAAP Adjusted EBITDA	$154	$35	$—	$189
Non-GAAP Adjusted EBITDA margin %	10.2%	13.0%	nm	10.6%

Capital expenditures	$14	$2	$3	$19

nm	Not meaningful

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2017 RESULTS

LSC Communications, Inc.

Condensed Consolidated and Combined Statements of Cash Flows

For the Six Months Ended June 30, 2017 and 2016

(in millions)

(UNAUDITED)

	2017	2016
Net income	$4	$59
Adjustment to reconcile net income to net cash provided by operating activities
Impairment charges	—	2
Depreciation and amortization	79	90
Provision for doubtful accounts receivable	1	4
Share-based compensation	7	3
Deferred income taxes	(1)	(16)
Other	(2)	—
Changes in operating assets and liabilities - net of acquisitions:
Accounts receivable - net	66	34
Inventories	(4)	(21)
Prepaid expenses and other current assets	(3)	(7)
Accounts payable	(4)	(52)
Income taxes payable and receivable	(10)	(2)
Accrued liabilities and other	(55)	(39)

Net cash provided by operating activities	$78	$55

Capital expenditures	(36)	(19)
Acquisitions of businesses, net of cash acquired	(5)	—
Proceeds from sales of investments	3	—
Proceeds from sales of other assets	6	1
Transfers from restricted cash	—	10

Net cash used in investing activities	$(32)	$(8)

Payments of current maturities and long-term debt	(52)	(2)
Proceeds from issuance of common stock	18	—
Dividends paid	(16)	—
Payments from RRD - net	3	—
Net transfers to Parent and affiliates	—	(73)

Net cash used in financing activities	$(47)	$(75)

Effect of exchange rate on cash and cash equivalents	4	(2)

Net increase (decrease) in cash and cash equivalents	$3	$(30)

Cash and cash equivalents at beginning of year	95	95

Cash and cash equivalents at end of period	$98	$65

Supplemental non-cash disclosure:
Assumption of warehousing equipment related to customer contract	$—	$9

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2017 RESULTS

LSC Communications, Inc.

Condensed Consolidated and Combined Statements of Cash Flows

For the Six Months Ended June 30, 2017 and 2016

(in millions)

(UNAUDITED)

	2017	2016
Additional Information:
For the Six Months Ended June 30:
Net cash provided by operating activities	$78	$55
Less: capital expenditures	36	19

Free cash flow	$42	$36

For the Three Months Ended March 31:
Net cash provided by operating activities	$64	$14
Less: capital expenditures	21	12

Free cash flow	$43	$2

For the Three Months Ended June 30:
Net cash provided by operating activities	$14	$41
Less: capital expenditures	15	7

Free cash flow	$(1)	$34

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2017 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales

For the Three Months Ended June 30, 2017 and 2016

(in millions)

(UNAUDITED)

	Print	Office Products	Consolidated
For the Three Months Ended June 30, 2017
Reported net sales	$723	$125	$848
Adjustments (1)	—	—	—

Pro forma net sales	$723	$125	$848

For the Three Months Ended June 30, 2016
Reported net sales	$764	$142	$906
Adjustments (1)	14	—	14

Pro forma net sales	$778	$142	$920
Net sales change
Reported net sales	(5.4%)	(12.0%)	(6.4%)
Pro forma net sales	(7.1%)	(12.0%)	(7.8%)
Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates	(0.1%)	—%	(0.1%)

Year-over-year impact of changes in pass-through paper sales	(1.0%)	—%	(0.9%)
Net organic sales change (2)	(6.0%)	(12.0%)	(6.8%)

The reported results of the Company include the results of acquired businesses from the acquisition dates forward. The Company has provided this schedule to reconcile reported net sales for the three months ended June 30, 2017 and 2016 to pro forma net sales as if the acquisitions took place as of January 1, 2016 for purposes of this schedule.

(1)	Adjusted for net sales of acquired businesses: There were no acquisitions during the three months ended June 30, 2017. For the three months ended June 30, 2016, the adjustments for net sales of acquired businesses reflect the net sales of HudsonYards Studios (“HudsonYards”) (acquired March 1, 2017) and Continuum Management Company, LLC (“Continuum”) (acquired December 2, 2016).
(2)	Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales.

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2017 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales

For the Six Months Ended June 30, 2017 and 2016

(in millions)

(UNAUDITED)

	Print	Office Products	Consolidated
For the Six Months Ended June 30, 2017
Reported net sales	$1,433	$236	$1,669
Adjustments (1)	1	—	1

Pro forma net sales	$1,434	$236	$1,670

For the Six Months Ended June 30, 2016
Reported net sales	$1,516	$270	$1,786
Adjustments (1)	29	—	29

Pro forma net sales	$1,545	$270	$1,815
Net sales change
Reported net sales	(5.5%)	(12.6%)	(6.6%)
Pro forma net sales	(7.2%)	(12.6%)	(8.0%)
Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates	(0.3%)	—%	(0.3%)

Year-over-year impact of changes in pass-through paper sales	(0.8%)	—%	(0.7%)
Net organic sales change (2)	(6.1%)	(12.6%)	(7.0%)

The reported results of the Company include the results of acquired businesses from the acquisition dates forward. The Company has provided this schedule to reconcile reported net sales for the six months ended June 30, 2017 and 2016 to pro forma net sales as if the acquisitions took place as of January 1, 2016 for purposes of this schedule.

(1)	Adjusted for net sales of acquired businesses: For the six months ended June 30, 2017, the adjustment to net sales of an acquired business reflects the net sales of HudsonYards (acquired March 1, 2017). For the six months ended June 30, 2016, the adjustments for net sales of acquired businesses reflect the net sales of HudsonYards and Continuum (acquired December 2, 2016).
(2)	Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales.

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2017 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales - Print Segment

For the Three Months Ended June 30, 2017 and 2016

(in millions)

(UNAUDITED)

	Magazines, Catalogs, and Retail Inserts	Book	Europe	Directories	Print
For the Three Months Ended June 30, 2017
Reported net sales	$378	$262	$56	$27	$723
Adjustments (1)	—	—	—	—	—

Pro forma net sales	$378	$262	$56	$27	$723

For the Three Months Ended June 30, 2016
Reported net sales	$377	$288	$67	$32	$764
Adjustments (1)	14	—	—	—	14

Pro forma net sales	$391	$288	$67	$32	$778
Net sales change
Reported net sales	0.3%	(9.0%)	(16.4%)	(15.6%)	(5.4%)
Pro forma net sales	(3.3%)	(9.0%)	(16.4%)	(15.6%)	(7.1%)
Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates	(0.3%)	—%	—%	—%	(0.1%)

Year-over-year impact of changes in pass-through paper sales	0.5%	(2.4%)	—%	(9.4%)	(1.0%)
Net organic sales change (2)	(3.5%)	(6.6%)	(16.4%)	(6.2%)	(6.0%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended June 30, 2017 and 2016 to pro forma net sales as if the acquisitions took place as of January 1, 2016 for purposes of this schedule.

(1)	Adjusted for net sales of acquired businesses: There were no acquisitions during the three months ended June 30, 2017. For the three months ended June 30, 2016, the adjustments for net sales of acquired businesses reflect the net sales of HudsonYards (acquired March 1, 2017) and Continuum (acquired December 2, 2016).
(2)	Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales.

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2017 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales - Print Segment

For the Six Months Ended June 30, 2017 and 2016

(in millions)

(UNAUDITED)

	Magazines, Catalogs, and Retail Inserts	Book	Europe	Directories	Print
For the Six Months Ended June 30, 2017
Reported net sales	$761	$501	$112	$59	$1,433
Adjustments (1)	1	—	—	—	1

Pro forma net sales	$762	$501	$112	$59	$1,434

For the Six Months Ended June 30, 2016
Reported net sales	$784	$531	$137	$64	$1,516
Adjustments (1)	29	—	—	—	29

Pro forma net sales	$813	$531	$137	$64	$1,545
Net sales change
Reported net sales	(2.9%)	(5.6%)	(18.2%)	(7.8%)	(5.5%)
Pro forma net sales	(6.3%)	(5.6%)	(18.2%)	(7.8%)	(7.2%)
Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates	(0.5%)	—%	(0.7%)	—%	(0.3%)

Year-over-year impact of changes in pass-through paper sales	(0.5%)	(0.9%)	—%	(6.3%)	(0.8%)
Net organic sales change (2)	(5.3%)	(4.7%)	(17.5%)	(1.5%)	(6.1%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the six months ended June 30, 2017 and 2016 to pro forma net sales as if the acquisitions took place as of January 1, 2016 for purposes of this schedule.

(1)	Adjusted for net sales of acquired businesses: For the six months ended June 30, 2017, the adjustment to net sales of an acquired business reflects the net sales of HudsonYards. For the six months ended June 30, 2016, the adjustments for net sales of acquired businesses reflect the net sales of HudsonYards (acquired March 1, 2017) and Continuum (acquired December 2, 2016).
(2)	Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales.

LSC COMMUNICATIONS REPORTS SECOND QUARTER 2017 RESULTS

LSC Communications, Inc.

Debt and Liquidity Summary

As of June 30, 2017 and December 31, 2016

(in millions)

(UNAUDITED)

	June 30, 2017	December 31, 2016
Total Liquidity (1)

Availability
Stated amount of the Revolving Credit Facility (2)	$400	$400
Less: availability reduction from covenants	31	—

Amount available under the Revolving Credit Facility	369	400

Usage
Borrowings under Revolving Credit Facility	$—	$—
Impact on availability related to outstanding letters of credit (3)	20	12

	$20	$12
Current availability	$349	$388
Cash	98	95

Net Available Liquidity	$447	$483

Short-term and current portion of long-term debt	$26	$52
Long-term debt	718	742

Total debt (4)	$744	$794

Non-GAAP adjusted EBITDA for the twelve months ended June 30, 2017 and the year ended December 31, 2016	$328	$370

Non-GAAP Gross Leverage (defined as total debt divided by non-GAAP adjusted EBITDA)	2.27x	2.15x

(1)	Liquidity does not include uncommitted credit facilities, located primarily outside of the U.S.
(2)	The Company has a $400 million senior secured revolving credit agreement (the “Revolving Credit Facility”) which expires on September 30, 2021. The Revolving Credit Facility is subject to a number of covenants, including, but not limited to, a minimum Interest Coverage Ratio and a maximum Consolidated Leverage Ratio, as defined in and calculated pursuant to the Revolving Credit Facility, that, in part, restrict the Company’s ability to incur additional indebtedness, create liens, engage in mergers and consolidations, make restricted payments and dispose of certain assets. There were no borrowings under the Revolving Credit Facility as of June 30, 2017 and December 31, 2016.
(3)	The Company would have had the ability to utilize $369 million of the $400 million Revolving Credit Facility and not have been in violation of the terms of the agreement. Availability under the Revolving Credit Facility was reduced by $20 million related to outstanding letters of credit.
(4)	On February 2, 2017, the Company paid in advance the full amount of required amortization payments, $50 million, for the year ended December 31, 2017 for the senior secured term loan B facility (the “Term Loan Facility”).